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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2007

                             BRADFORD BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

          MARYLAND                        333-143696            26-0223245
          --------                       ------------           ----------
(State or other jurisdiction of          (Commission           (IRS Employer
       incorporation)                     File Number)       Identification No.)

  6910 YORK ROAD, BALTIMORE, MARYLAND                           21212
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (410) 377-9600
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17   CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

         On December 6, 2007, Bradford Bancorp, Inc. issued a joint press release with Patapsco Bancorp, Inc. which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (d)    Exhibits

              Number          Description
              ------          -----------

              99.1            Press Release dated December 6, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: December 6, 2007                   /s/ David L. Costello, III
                                         -----------------------------------
                                         David L. Costello, III
                                         Executive Vice President and
                                         Chief Financial Officer